Schedule 14C
                  Information Required in Information Statement
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                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)).

[ ]  Definitive Information Statement.

                             Milestone Capital, Inc.
                             -----------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11:

     (1)  Title of each class of securities to which transaction applies:


     (2)  Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


     (4)  Proposed maximum aggregate value of transaction:


     (5)  Total fee paid:


[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
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                                  Schedule 14C

                          Preliminary Information Statement dated April 27, 2001

                             MILESTONE CAPITAL, INC.
                       26 West Dry Creek Circle, Suite 600
                            Littleton, Colorado 80120

                            INFORMATION STATEMENT AND
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 1, 2001

     To the shareholders of Milestone Capital, Inc.:

     A Special Meeting of the shareholders of Milestone Capital, Inc. (the "Company") will be held at the Company's executive offices at 26 West Dry Creek Circle, Suite 600, Littleton, Colorado 80120 at 10:00 a.m. on June 1, 2001, or at any adjournment or postponement thereof, for the following purposes:

     1. To amend the Company's Articles of Incorporation to increase its authorized shares of Capital Stock to 505,000,000 shares, consisting of 500,000,000 shares of Common Stock, no par value per share and 5,000,000 shares of Preferred Stock, no par value per share and to restate the Company's Articles of Incorporation, as amended.

     2. To transact such other business as may properly come before the meeting.

     Details relating to the above matters are set forth in the attached Information Statement. All shareholders of record of the Company as of the close of business on April 23, 2001 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

     MANAGEMENT IS NOT SOLICITING YOUR VOTE OR YOUR PROXY. UNDER THE COLORADO BUSINESS CORPORATION ACT, THE FAVORABLE VOTES BY THE HOLDERS OF A MAJORITY OF VOTES CAST IS REQUIRED FOR THE APPROVAL OF PROPOSAL 1 ABOVE. AS OF THE DATE OF THIS NOTICE, THE HOLDERS OF MORE THAN A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES HAVE VERBALLY INDICATED THEIR APPROVAL OF THE PROPOSED ACTIONS AND THEIR FAVORABLE VOTES ARE ANTICIPATED AT THE SPECIAL MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            Earnest Mathis, President
April 30, 2001

                              INFORMATION STATEMENT

                             MILESTONE CAPITAL, INC.
                       26 West Dry Creek Circle, Suite 600
                            Littleton, Colorado 80120
                            Telephone: (303) 794-9450

                         SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 1, 2001

     This Information Statement is furnished to the shareholders of Milestone Capital, Inc., a Colorado corporation (the "Company"), pursuant to Section 14(c) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and Regulation 14(c) in connection with a Special Meeting of Shareholders of the Company ("Special Meeting") to be held at the Company's executive offices at 26 West Dry Creek Circle, Suite 600, Littleton, Colorado 80120 at 10:00 a.m. on June 1, 2001, or at any adjournment or postponement thereof. The Company anticipates that this Information Statement and the Notice of Special Meeting will be first mailed or given to all shareholders of the Company on or about May 11, 2001.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     All of the expenses involved in preparing, assembling and mailing this Information Statement and the materials enclosed herewith will be paid by the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on April 23, 2001 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. On the record date, there were outstanding 7,879,138 shares of Common Stock, each share of which entitles the holder thereof to one vote on each matter which may come before the Special Meeting.

     The holders of one-third of the outstanding shares of Common Stock, whether present in person or represented by proxy, will constitute a quorum for purposes of the Proposal to Increase the Company's Authorized Shares to 505,000,000 Shares of Capital Stock and restate the Articles of Incorporation, as amended and any other matters that may come before the meeting.

     Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal, because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The affirmative vote of a majority of all of the outstanding shares of Common Stock of the Company is required to approve the Proposal to Increase the Company's Authorized Shares to 505,000,000 Shares of Capital Stock and to restate the Company's Articles of Incorporation, as amended. In tabulating the votes on the such Proposal, abstentions and broker non-votes will be treated as "no" votes in determining whether the Proposal is approved. Pursuant to the Colorado Business Corporation Act, as amended, there are no dissenter's rights of appraisal or similar rights with respect to the Proposal to be voted upon.

     Management has been advised that the Company's sole officer and director who has voting control over an aggregate of 76.16% of the outstanding Common Shares entitled to vote at the meeting, will vote in favor of the Proposal. If such officer and director votes in accordance with his stated intent, then no other favorable votes of shareholders would be needed for approval of these proposals.

Section 16(a) Beneficial Ownership Reporting

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of the Common Stock, to file with the U.S. Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of the Common Stock and other securities from which shares of Common Stock may be derived. Such directors, officers and 10% owners are required by Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. There were no reports filed during the fiscal year ended December 31, 2000, or since that date.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 23, 2001, by (i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock (ii) each of the Company's directors and
(iii) all directors and officers of the Company as a group. The shareholders listed in the table have sole voting and investment powers with respect to the shares indicated, although share ownership includes ownership by spouses.

                                         Number of Shares of    Percent of Class
Name and Address of Beneficial Owner     Common Stock Owned     of Common Stock
------------------------------------     ------------------     ---------------

Earnest Mathis (1)                            6,000,330               76.16%
26 West Dry Creek Circle, Suite 600
Littleton, CO 80120

The Madeleine Paige Mathis Trust                416,666                5.29%
26 West Dry Creek Circle, Suite 600
Littleton, CO 80120

The William Cole Mathis Trust                   416,666                5.29%
26 West Dry Creek Circle, Suite 600
Littleton, CO 80120

The Earnest Dalton Mathis III Trust             416,667                5.29%
26 West Dry Creek Circle, Suite 600
Littleton, CO 80120

All officers and directors as a group         6,000,330               76.16%
  (1 person) (1)

----------
(1) Represents 3,016,458 shares held in the names of Mathis Family Partners, Ltd., a Colorado limited partnership of which Mr. Mathis is the general partner, and 2,983,872 shares held in Earnco MPPP, which Mr. Mathis controls.

                PROPOSAL 1: AUTHORIZE AN AMENDMENT TO THE AMENDED
               ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S
            AUTHORIZED SHARES TO 505,000,000 SHARES OF CAPITAL STOCK
            AND TO RESTATE THE ARTICLES OF INCORPORATION, AS AMENDED

Proposed Amendments to Amended Articles of Incorporation

     The Board of Directors has adopted resolutions setting forth the proposed amendment to Paragraphs 1 through 4 of Article V of the Company's Amended Articles of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at a Special Meeting of Shareholders. The following is the text of the amendment to Paragraphs 1 through 4 of Article V of the Amended Articles of Incorporation of the Company, as proposed to be amended and restated:

                                   "ARTICLE V

                                  Capital Stock

     1. Authorized Shares of Common Stock. The corporation shall have authority to issue 500,000,000 shares of Common Stock. The shares of this class of Common Stock shall have unlimited voting rights and shall constitute the sole voting group of the corporation, except to the extent any additional voting group or groups may hereafter be established in accordance with the Colorado Business Corporation Act.

     2. Voting Rights; Denial of Preemptive Rights. Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the corporation and entitled to vote, except that in the election of directors each shareholder shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. Preemptive rights to purchase additional shares of stock are denied.

     3. Authorized Shares of Preferred Stock. The corporation shall have the authority to issue 5,000,000 shares of Preferred Stock, which may be issued in one or more series at the discretion of the board of directors. In establishing a series, the board of directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act."

     Also attached are the proposed Amended and Restated Articles of Incorporation.

Purpose And Effect Of Proposed Amendment

     The authorization of a total of 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock would give the Board of Directors the express authority, without further action of the Company's stockholders, to issue such shares from time to time as the Board deems necessary or advisable.

     The Board of Directors proposed amendment to the Company's Amended Articles of Incorporation to authorize 505,000,000 shares of Capital Stock comprised of 500,000,000 shares of no par value Common Stock and 5,000,000 shares of no par value Preferred Stock may assist the Company in future financing although there can be no assurance that future financing will occur. The Company's Board of Directors believe that it is desirable to have additional authorized shares of Common Stock available for possible future financing, for possible acquisition transactions and other general corporate purposes. The Company has no current plans to use the additional authorized shares for a merger or a business combination. Having such additional authorized shares of Common Stock available for issuance in the future would give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financing and acquisitions would dilute existing shareholders, management believes such transactions would increase the value of the Company to its shareholders.

     The additional shares of stock would be available for issuance by the Board of Directors without future action by the stockholders, unless such action were specifically required by applicable law or rules of any securities market on which the Company's securities may be traded. Although the proposed increase in the authorized capital stock of the Company could be construed as having potential anti-takeover effects, neither the Board of Directors nor management of the Company views this proposal in that perspective. Nevertheless, the Company could use the additional shares to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, privately placing shares to purchasers who might side with the Board of Directors in opposing a hostile takeover bid. The Company is not aware of any such hostile takeover bid at this time. Shares of stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Bylaws of the Company or certain provisions of the Certificate of Incorporation would not receive the requisite vote required. Such uses of the stock could render more difficult or discourage an attempt to acquire control of the Company, if such transactions were opposed by the Board of Directors.

Vote Required

     If a quorum is present, the affirmative vote of a majority of the outstanding shares of Common Stock will be required for approval of the Amendment.

     THE BOARD OF DIRECTORS AND MANAGEMENT UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE 505,000,000 SHARES OF CAPITAL STOCK COMPRISED OF 500,000,000 SHARES OF NO PAR VALUE COMMON STOCK AND 5,000,000 SHARES OF NO PAR VALUE PREFERRED STOCK AND TO RESTATE THE ARTICLES OF INCORPORATION, AS AMENDED.

                      MANAGEMENT OF MILESTONE CAPITAL, INC.

     The following table sets forth certain information regarding each current director and each executive officer of the Company.

                                                                Officer/Director
Name                Age         Position                             Since
----                ---         --------                             -----

Earnest Mathis       41         Chief Executive Officer, Chief        1999
                                Financial Officer, Secretary and
                                Director

     Directors serve in such capacity until the next annual meeting of the Company's shareholders and until their successors have been elected and qualified. The Company's officers serve at the discretion of the Company's Board of Directors, until their death, or until they resign or have been removed from office.

     There are no agreements or understandings for any director or officer to resign at the request of another person and none of the directors or officers is acting on behalf of or will act at the direction of any other person. No other person's activities are material to the operation of the Company.

     Earnest Mathis. Mr. Mathis has been the Company's Chief Executive Officer, Chief Financial Officer and sole member of the Board of Directors since 1999. From February 2001 until the present, Mr. Mathis has been the President, Chief Financial Officer and a member of the Board of Directors of Care Concepts, Inc., a publicly held shell corporation. Since February 1996 to the present, Mr. Mathis has been President and a member of the Board of Directors of Vov Enterprises, Inc. and Zedik Enterprises, Inc., both publicly held blank check companies. From January 1987 to the present, Mr. Mathis has been President and a member of the Board of Directors of Inverness Investments, a privately held financial consulting company in Denver, Colorado. From February 1998 to the present, Mr. Mathis has served as Manager of Amerigolf, LLC, a golf course development company. From January 1997 to the present, Mr. Mathis has served as President of Integrated Medical Services, Inc. (IMS). IMS is a wholly owned subsidiary which transports and processes medical waste from small and large generators of medical waste. In March 1999, IMS sold 100% of its assets to publicly held Stericycle, Inc. Mr. Mathis attended Denver University where he studied finance and since 1992, has been a member of the Denver Society of Securities Analysts.

Executive Compensation

     There was no compensation awarded to, earned by, or paid to any of the executive officers of the Company during the fiscal years ended December 31, 1998, 1999 or 2000, respectively.

        The Company's directors do not currently receive any compensation except reimbursement for out-of-pocket expenses incurred in attending board meetings, but at the discretion of the Board of Directors may receive compensation for attending meetings in the future.

                                 OTHER BUSINESS

     The management of the Company is not aware of any other matters which are to be presented to the Special Meeting, nor has it been advised that other persons will present any such matters.

     The above notice and Information Statement are sent by order of the Board of Directors.


                                                     /s/ Earnest Mathis
                                                     ------------------
                                                     Earnest Mathis
                                                     President

April 30, 2001

                                    EXHIBIT A

                              AMENDED AND RESTATED
                          ARTICLES OF INCORPORATION OF
                             MILESTONE CAPITAL, INC.

     In accordance with the Colorado Business Corporation Act, the following constitute the Amended and Restated Articles of Incorporation for Milestone Capital, Inc. (the "Corporation"):

                                    ARTICLE I

     The name of the Corporation is Milestone Capital, Inc.

                                   ARTICLE II

     The period of duration of the Corporation is perpetual.

                                   ARTICLE III

     The purpose for which the Corporation is organized is to transact any lawful business or businesses for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.

                                   ARTICLE IV

        The Corporation shall have and may exercise all powers and rights granted or otherwise provided for by the Colorado Business Corporation Act, including but not limited to, all powers necessary or convenient to effect the Corporation's purposes.

                                    ARTICLE V

                                  Capital Stock

     1. Authorized Shares of Common Stock. The Corporation shall have authority to issue 500,000,000 shares of Common Stock. The shares of this class of Common Stock shall have unlimited voting rights and shall constitute the sole voting group of the Corporation, except to the extent any additional voting group or groups may hereafter be established in accordance with the Colorado Business Corporation Act.

     2. Voting Rights; Denial of Preemptive Rights. Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote, except that in the election of directors each shareholder shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. Preemptive rights to purchase additional shares of stock are denied.

     3. Authorized Shares of Preferred Stock. The Corporation shall have the authority to issue 5,000,000 shares of Preferred Stock, which may be issued in one or more series at the discretion of the board of directors. In establishing a series, the board of directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Colorado Business Corporation Act."

     4. Negation of Equitable Interest in Shares and Rights. The Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, in the part of any other person (including but not limiting the generality hereof, a purchaser, assignee or transferee of such shares or rights deriving from such shares) unless and until such purchaser, assignee, transferee or other person becomes the registered holder of such shares, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee or transferee or other person. The purchaser, assignee or transferee of any of the shares of the Corporation shall not be entitled to receive notice of the meeting of the shareholders; to vote at such meetings; to examine a list of the shareholders; to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other property or right deriving from such shares against the Corporation, until such purchaser, assignee or transferee has become the registered holder of such shares.

                                   ARTICLE VI

     No contract or other transaction between the Corporation and one or more of its directors or officers, or any other corporation, firm, association or entity in which one or more of its directors are directors are void or voidable solely because of such relationship or interest or solely because such directors are present at a meeting of the Board of Directors or a committee thereof, which authorizes, approves or ratifies such contract or transaction solely because their votes are counted for such purposes, common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of a committee thereof which authorizes, approves or ratifies such contract or transaction.

                                   ARTICLE VII

     The personal liability of any director for monetary damages shall be eliminated to the maximum extent permitted by law. A director who is or was made a party to a proceeding because he is or was an officer, employee, or agent of the Corporation is entitled to the same rights as if he were or had been made a party because he was a director.

                                  ARTICLE VIII

     The officers and directors of the Corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which the Corporation has expressed an interest as determined from time to time by the Corporation's Board of Directors as evidenced by resolution appearing in the Corporation's minute book, and as otherwise properly evidenced and provided for in contracts of employment or similar agreements between the Corporation and its executive officers. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of the Corporation shall be presented to it. The Board of Directors may reject any business opportunity presented to it and thereafter, any officer or director, or other member of management may avail himself of such opportunity. Until such time as the Corporation, through its Board of Directors has designated an area of interest, the officers, directors, or other members of management of the Corporation shall be free to engage in such areas of interest on their own and the provisions hereof shall not limit the rights of any officer, director or other member of management of the Corporation, to continue a business existing prior to the time that such area of interest is designated by the Corporation. This Article shall not be construed to release any employee of the Corporation (other than an officer, director or member of management) from any duties which he may have to the Corporation.

                                   ARTICLE IX

     The Board of Directors of the Corporation may, from time to time, distribute to the Corporation's shareholders in partial liquidation, out of stated capital or capital surplus of the Corporation, a portion of its assets, in cash or properties, and if at the time the laws of Colorado so permit, purchase the Corporation's outstanding shares with stated capital or capital surplus of the Corporation, a portion of its assets, in cash or properties, and if at the time the laws of Colorado so permit, purchase the Corporation's outstanding shares with stated capital or capital surplus of the Corporation if
(a) at the time the Corporation is solvent; (b) such distribution or purchase would not render the Corporation insolvent; (c) all cumulative dividends accrued on all preferred or special class of shares entitled to preferential dividends shall have been fully paid; (d) the distribution or purchase would not reduce the remaining net assets of the Corporation below the aggregate preferential amount payable having preferential rights to the assets of the Corporation in the event of liquidation; (e) the distribution or purchase is not made out of capital surplus arising from unrealized appreciation of assets or re-evaluation or surplus; and (f) as regard to distribution, the distribution as identified as the distribution and the source and amount per share paid from each source is disclosed to all of the shareholders of the Corporation concurrently with the distribution thereof.

                                    ARTICLE X

     With respect to any action to be taken by shareholders of the Corporation, the affirmative vote or concurrence of the holders of a majority of all of the outstanding shares of the Corporation entitled to vote shall be required.

                                   ARTICLE XI

     The address of the registered office of the Corporation is 26 West Dry Creek Circle, Suite 600, Littleton, Colorado 80120 and the name of the Corporation's registered agent at such address is Earnest Mathis.

                                   ARTICLE XII

     The Corporation shall be entitled to have up to seven directors. The number of directors constituting the current board of the Corporation is one, who may or may not be stockholders of this Corporation, and the following person is the sole current director to manage the affairs of the Corporation until his successor(s) shall be elected:

     Earnest Mathis
     26 West Dry Creek Circle, Suite 600
     Littleton, Colorado 80120

                                  ARTICLE XIII

     In furtherance and not in limitation of the powers hereinafter conferred, or conferred by the statutes and laws of the State of Colorado, the Board of Directors shall have the following powers:

     1. To make, alter, amend, or repeal the Bylaws of the Corporation.

     2. From time to time, to fix and determine and to vary the amount of working capital of the Corporation, to determine and direct the use and disposition thereof, to set apart out of any funds of the Corporation available for dividends from time to time out of any funds available therefor.

     3. To designate by resolution passed by a majority of the Board, an executive committee and such other committee as the Board shall deem desirable, each committee to consist of at least two members of the Board, which committee or committees, to the extent provided in such resolution or the Bylaws, shall have and may exercise the powers of the Board of Directors in the intervals between meetings of the Board, in the management of the business and affairs of the Corporation.

     4. The Board of Directors shall also have power to authorize and cause to be executed mortgages and liens against all property of the Corporation or any part thereof and from time to time to sell, lease, exchange, pledge, assign, convey, transfer, list or otherwise dispose of all of the property and assets of the Corporation, including the goodwill and corporate franchise, upon such terms and conditions and such consideration as the Board of Directors may deem appropriate and expedient and for the best interests of the Corporation, provided, that the sale, exchange, lease or disposal of the principal part, of the business, assets, property or franchise shall be authorized or ratified by the affirmative vote of the holders of at least a majority of the common stock then issued and outstanding (or of each class if more than one class), such vote to be taken at a meeting of stockholders duly called for that purpose, as provided by the statutes of Colorado.

     5. To confer in its Bylaws, additional powers to the Board of Directors in addition to the power and authority expressly conferred upon them by law and by virtue of these Articles of Incorporation.

                                   ARTICLE XIV

     One third (1/3) of the shareholders entitled to vote represented in person or by proxy shall constitute a quorum at any meeting of the shareholders.

                                   ARTICLE XV

     The Corporation reserves the right to amend its Articles of Incorporation from time to time in accordance with the Colorado Business Corporation Act.

     The foregoing Amended and Restated Articles of Incorporation are the amended Articles of Incorporation of Milestone Capital, Inc. as of this ____ day of ______________, 2001.

                                                 Milestone Capital, Inc.



                                                 -------------------------
                                                 Earnest Mathis, President


Earnest Mathis hereby consents to act as registered agent for the Corporation.



                                                 -------------------------
                                                 Earnest Mathis